UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 8, 2014 (August 4, 2014)

Westlake Chemical Partners LP

(Exact name of registrant as specified in its charter)

Delaware	001-36567	32-0436529
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2801 Post Oak Boulevard, Suite 600 Houston, Texas	77056
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 585-2900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

On August 4, 2014, Westlake Chemical Partners LP (the “Partnership”), closed its initial public offering (the “Offering”) of 12,937,500 common units representing limited partner interests in the Partnership (“Common Units”), at a price to the public of $24.00 per Common Unit ($22.53 net of underwriting discounts), including the 1,687,500 Common Units that were issued pursuant to the full exercise of the underwriters’ option to purchase additional Common Units, as described in the Partnership’s Registration Statement on Form S-1 (File No. 333-195551), as amended, initially filed on April 29, 2014. The material terms of the Offering are described in the prospectus, dated July 29, 2014 (the “Prospectus”), filed by the Partnership with the Securities and Exchange Commission (the “Commission”) on July 31, 2014.

Registration Rights Agreement

On August 4, 2014, in connection with the closing of the Offering, the Partnership entered into a registration rights agreement (the “Registration Rights Agreement”) with WPT LLC (“WPT”). Pursuant to the Registration Rights Agreement, the Partnership is required to file a registration statement to register the common units issued to WPT at its request. The Registration Rights Agreement also includes provisions dealing with indemnification and contribution and allocation of expenses. These registration rights are transferable to affiliates and, in certain circumstances, to third parties.

The foregoing description and the description contained in the Prospectus are qualified in their entirety by reference to the full text of the Registration Rights Agreement, which is filed as Exhibit 4.1 to this Form 8-K and is incorporated in this Item 1.01 by reference.

Omnibus Agreement

On August 4, 2014, in connection with the Offering, the Partnership entered into an omnibus agreement (the “Omnibus Agreement”) by and among the Partnership, Westlake Management Services, Inc. (“Management Services”), Westlake Vinyls Corporation (“Vinyls Corp”), Westlake Chemical Partners GP LLC (the “General Partner”), WPT, Westlake Petrochemicals LLC (“Petrochem”), Westlake Vinyls, Inc. (“Vinyls”), Westlake Longview Corporation (“Longview” and, collectively with Petrochem and Vinyls, the “Buyers”), Westlake Chemical OpCo GP LLC (“OpCo GP”), Westlake Chemical OpCo LP (“OpCo”), Westlake PVC Corporation (“PVC”), Westlake Styrene LLC (“Styrene”) and Westlake Polymers LLC (“Polymers” and, collectively with Management Services, Vinyls Corp, the General Partner, the Buyers, Longview, OpCo GP, OpCo, PVC and Styrene, the “Westlake Parties”). Pursuant to the Omnibus Agreement, the Buyers granted the Partnership, among other things, a right of first refusal on any proposed transfer of (i) the ethylene production facilities that serve the Buyers’ other facilities and (ii) the Buyers’ equity interests in OpCo. The Omnibus Agreement also provides for reimbursement to the Buyers for the provision of various administrative services and direct expenses incurred on the Partnership’s behalf and in connection with the operation of the Partnership’s business. Under the Omnibus Agreement, the Partnership will indemnify the Westlake Parties against certain environmental and other losses and the Westlake Parties will indemnify the Partnership against certain environmental and other losses.

The foregoing description and the description contained in the Prospectus are qualified in their entirety by reference to the full text of the Omnibus Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Services and Secondment Agreement

On August 4, 2014, in connection with the closing of the Offering, OpCo entered into a services and secondment agreement (the “Services and Secondment Agreement”) with Management Services and the Buyers. Pursuant to the Services and Secondment Agreement, OpCo will provide Management Services and the Buyers with various utilities and utility services and in exchange for such parties providing OpCo with various utility services, comprehensive operating services for OpCo’s units, services for the maintenance and operation of the common facilities and seconded employees to perform all services required under the Services and Secondment Agreement.

The foregoing description and the description contained in the Prospectus are qualified in their entirety by reference to the full text of the Services and Secondment Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Feedstock Supply Agreement

On August 4, 2014, OpCo entered into a feedstock supply agreement (the “Feedstock Supply Agreement”) with Petrochem, with an initial term through December 31, 2026 and automatic 12-month renewal periods until terminated at the end of the initial term or any renewal term on 12 months’ notice, and pursuant to which Petrochem agrees to sell OpCo ethane and other feedstock in amounts sufficient for OpCo to produce the ethylene to be sold under the Ethylene Sales Agreement (as defined below). The price at which ethane and feedstock is sold includes an indexed price for spot gas liquids at Mont Belvieu and applicable transportation, storage and other costs.

The foregoing description and the description contained in the Prospectus are qualified in their entirety by reference to the full text of the Feedstock Supply Agreement, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Ethylene Sales Agreement

On August 4, 2014, OpCo entered into an ethylene sales agreement (the “Ethylene Sales Agreement”) with the Buyers, with an initial term through December 31, 2026 and automatic 12-month renewal periods until terminated at the end of the initial term or any renewal term on 12 months’ notice. The Ethylene Sales Agreement requires the Buyers to purchase OpCo’s planned ethylene production each year, subject to certain exceptions and a maximum commitment of 3.8 billion pounds per year, less product sold by OpCo to third parties equal to approximately 5% of the annual output. If OpCo’s actual production is in excess of planned ethylene production, the Buyers have the option to purchase up to 95% of production in excess of planned production. The Buyers’ purchase price for ethylene under the Ethylene Sales Agreement includes a $0.10 per pound margin, the total costs incurred by OpCo for the feedstock and natural gas to produce each pound of ethylene (subject to a usage cap and a floor), and estimated operating costs, maintenance capital expenditures and other turnaround expenditures, less net proceeds from co-product sales. Under specified circumstances, cost underrecoveries may be carried forward for recovery in subsequent years. Variable costs not incurred by OpCo due to a deficiency in takes are rebated to the Buyers.

The foregoing description and the description contained in the Prospectus are qualified in their entirety by reference to the full text of the Ethylene Sales Agreement, which is filed as Exhibit 10.4 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Site Lease Agreements

On August 4, 2014, in connection with the closing of the offering, OpCo entered into a 50-year Site Lease Agreement (Calvert City) with Vinyls as lessor (the “Calvert City Lease”) and a 50-year Site Lease Agreement (Lake Charles) with Petrochem as lessor (the “Lake Charles Lease” and, together with the Calvert City Lease, the “Site Leases”). Under the Site Leases, OpCo leases the real property underlying Calvert City Olefins and Lake Charles Olefins (each as defined in the Site Leases) and is granted certain use and access right related thereto, for a base rental amount of $1 per year per site. Each of the Site Leases is terminable by the lessor upon the occurrence of certain events of default or by OpCo if Calvert City Olefins or Lake Charles Olefins, as applicable, is destroyed by casualty. Pursuant to the Site Leases, the lessor has the right to restore and repurchase the units for fair market value if OpCo fails to expeditiously restore Calvert City Olefins or Lake Charles Olefins, as applicable, following a casualty loss. Subject to the foregoing repurchase right, OpCo may remove its ethylene production facilities and other related improvements for up to one year after expiration or termination of the applicable Site Lease, so long as such removal can be accomplished without material damage or harm to the lessor’s property or operations; provided that any assets that are not timely removed by OpCo will be deemed to have been surrendered to the lessor.

The foregoing description and the description contained in the Prospectus are qualified in their entirety by reference to the full text of the Site Leases, which are filed as Exhibit 10.5 and 10.6 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Amended and Restated Limited Partnership Agreement of Westlake Chemical OpCo LP

On August 4, 2014, in connection with the Offering, the Agreement of Limited Partnership of OpCo was amended (as amended and restated, the “OpCo A&R LP Agreement”). A description of the OpCo A&R LP Agreement is contained in the sections of the Prospectus entitled “Certain Relationships and Related Transactions—Contractual Arrangements—OpCo Partnership Agreement” and is incorporated into this Item 1.01 by reference.

The foregoing description and the description contained in the Prospectus are qualified in their entirety by reference to the full text of the OpCo A&R LP Agreement, which is filed as Exhibit 10.7 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Long-Term Incentive Plan

In connection with the Offering, the Board of Directors of the General Partner (the “Board”) adopted the Westlake Chemical Partners LP Long-Term Incentive Plan (the “Plan”) for employees, consultants and directors of the Partnership, the General Partner and their respective affiliates. The Plan provides for the grant of options, unit appreciation rights, restricted units, phantom units, unit awards, distribution equivalent rights and other unit-based awards. The Partnership reserved 1,270,000 Common Units for issuance pursuant to and in accordance with the Plan, subject to certain adjustments. The Plan will be administered by the Board or a committee thereof. The Partnership will be responsible for the cost of awards granted under the Plan.

The foregoing description and the description contained in the Prospectus are qualified in their entirety by reference to the full text of the Plan, which is filed as Exhibit 10.8 to this Form 8-K and is incorporated in this Item 1.01 by reference.

Intercompany Credit Facility

On August 4, 2014, in connection with the closing of the Offering, OpCo entered into a $600.0 million senior unsecured revolving credit agreement (the “Intercompany Credit Facility”) with Westlake Development Corporation (“Development Corp”) as the lender for working capital and general corporate purposes and to fund growth capital expenditures. The Intercompany Credit Facility is for a term of five years and bears interest at a rate of LIBOR plus 3% per annum.

The Intercompany Credit Facility contains covenants that require OpCo to, among other things, notify Development Corp of the occurrence of any default or event of default and provide Development Corp with information in respect of OpCo’s business and financial status as it may reasonably require, including, but not limited to, copies of OpCo’s unaudited quarterly financial statements and audited annual financial statements. In addition, the Intercompany Credit Facility contains customary events of default, including, among others, failure to pay any sum payable when due.

The foregoing description and the description contained in the Prospectus are qualified in their entirety by reference to the full text of the Intercompany Credit Facility, which is filed as Exhibit 10.9 to this Form 8-K and is incorporated in this Item 1.01 by reference.

Relationships

Each of the Westlake Parties and Westlake Development Corporation is an indirect wholly owned subsidiary of Westlake Chemical Corporation (“Westlake”). As a result, certain individuals, including officers and directors of the General Partner and Westlake, serve as officers and/or directors of more than one of such other entities.

As more fully described in the “Certain Relationships and Related Transactions” section of the Prospectus, which is incorporated herein by reference, Westlake owns and controls the General Partner and owns through its wholly owned subsidiaries 1,436,115 Common Units, all of the subordinated units representing limited partner interests in the Partnership and the Partnership’s incentive distribution rights. In addition, the General Partner owns a non-economic general partner interest in the Partnership.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Long-Term Incentive Plan

The description of the Plan provided above under Item 1.01 is incorporated in this Item 5.02 by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

First Amended and Restated Agreement of Limited Partnership of Westlake Chemical Partners LP

On August 4, 2014, in connection with the closing of the Offering, the Partnership amended and restated its agreement of limited partnership (as amended, the “Partnership Agreement”). A description of the Partnership Agreement is contained in the sections of the Prospectus entitled “How We Make Distributions To Our Partners” and “The Partnership Agreement” and is incorporated in this Item 5.03 by reference.

The foregoing description and the description contained in the Prospectus are qualified in their entirety by reference to the full text of the Partnership Agreement, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated in this Item 5.03 by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibits

Exhibit Number	Description

3.1	First Amended and Restated Agreement of Limited Partnership of Westlake Chemical Partners LP, dated August 4, 2014, by and between Westlake Chemical Partners GP LLC and Westlake International Services Corporation

4.1	Registration Rights Agreement by and between Westlake Chemical Partners LP and WPT LLC

10.1	Omnibus Agreement among Westlake Management Services, Inc., Westlake Vinyls Corporation, Westlake Chemical Partners GP LLC, Westlake Chemical Partners LP, WPT LLC, Westlake Petrochemicals LLC, Westlake Vinyls, Inc., Westlake Longview Corporation, Westlake Chemical OpCo GP LLC, Westlake Chemical OpCo LP, Westlake PVC Corporation, Westlake Styrene LLC and Westlake Polymers LLC

10.2	Services and Secondment Agreement by and among Westlake Chemical OpCo LP, Westlake Management Services, Inc., Westlake Vinyls, Inc., WPT LLC and Westlake Petrochemicals LLC

10.3	Feedstock Supply Agreement between Westlake Petrochemicals LLC and Westlake Chemical OpCo LP

10.4†	Ethylene Sales Agreement between Westlake Chemical OpCo LP, WPT LLC, Westlake Vinyls, Inc. and Westlake Petrochemicals LLC

10.5	Site Lease Agreement (Calvert City) between Westlake Vinyls, Inc. and Westlake Chemical OpCo LP

10.6	Site Lease Agreement (Lake Charles) between Westlake Petrochemical LLC and Westlake Chemical OpCo LP

10.7	Amended and Restated Limited Partnership Agreement of Westlake Chemical OpCo LP

10.8	Westlake Chemical Partners LP Long-Term Incentive Plan

10.9	Intercompany Revolving Credit Agreement between Westlake Chemical OpCo LP and Westlake Development Corporation

†	Confidential status has been granted for certain portions thereof pursuant to the Order Granting Confidential Treatment Under the Securities Act of 1933 issued by the Division of Corporate Finance of the Securities Exchange Commission filed on August 1, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Westlake Chemical Partners LP

	By:	Westlake Chemical Partners GP LLC,
its general partner
Date: August 8, 2014

	By:	/s/ Albert Chao
Albert Chao
President, Chief Executive Officer and Director

INDEX TO EXHIBITS

Exhibit Number	Description

3.1	First Amended and Restated Agreement of Limited Partnership of Westlake Chemical Partners LP, dated August 4, 2014, by and between Westlake Chemical Partners GP LLC and Westlake International Services Corporation

4.1	Registration Rights Agreement by and between Westlake Chemical Partners LP and WPT LLC

10.1	Omnibus Agreement among Westlake Management Services, Inc., Westlake Vinyls Corporation, Westlake Chemical Partners GP LLC, Westlake Chemical Partners LP, WPT LLC, Westlake Petrochemicals LLC, Westlake Vinyls, Inc., Westlake Longview Corporation, Westlake Chemical OpCo GP LLC, Westlake Chemical OpCo LP, Westlake PVC Corporation, Westlake Styrene LLC and Westlake Polymers LLC

10.2	Services and Secondment Agreement by and among Westlake Chemical OpCo LP, Westlake Management Services, Inc., Westlake Vinyls, Inc., WPT LLC and Westlake Petrochemicals LLC

10.3	Feedstock Supply Agreement between Westlake Petrochemicals LLC and Westlake Chemical OpCo LP

10.4†	Ethylene Sales Agreement between Westlake Chemical OpCo LP, WPT LLC, Westlake Vinyls, Inc. and Westlake Petrochemicals LLC

10.5	Site Lease Agreement (Calvert City) between Westlake Vinyls, Inc. and Westlake Chemical OpCo LP

10.6	Site Lease Agreement (Lake Charles) between Westlake Petrochemical LLC and Westlake Chemical OpCo LP

10.7	Amended and Restated Limited Partnership Agreement of Westlake Chemical OpCo LP

10.8	Westlake Chemical Partners LP Long-Term Incentive Plan

10.9	Intercompany Revolving Credit Agreement between Westlake Chemical OpCo LP and Westlake Development Corporation

†	Confidential status has been granted for certain portions thereof pursuant to the Order Granting Confidential Treatment Under the Securities Act of 1933 issued by the Division of Corporate Finance of the Securities Exchange Commission filed on August 1, 2014